UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________
FORM 8-K
 ______________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2019
 ______________________________
D.R. Horton, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-14122	75-2386963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1341 Horton Circle, Arlington, Texas 76011
(Address of principal executive offices)
Registrant’s telephone number, including area code: (817) 390-8200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
 ______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On January 23, 2019, D.R. Horton, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders considered: (1) the election of five director nominees named in the Company’s proxy statement, (2) an advisory vote on the approval of executive compensation, and (3) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2019. There were 373,561,443 shares of Common Stock eligible to be voted at this meeting and there were 337,970,180 shares of Common Stock represented in person or by proxy. The Annual Meeting voting results of the three listed matters were as follows:

(1).    Proposal One:  Election of Directors.  Stockholders elected each of the following nominees as a director to hold office until the 2020 Annual Meeting and until his or her successor is duly elected and qualified based on the following votes.

Nominee	For	Against	Abstain	Broker Non-Votes
Donald R. Horton	292,569,978	9,693,812	204,225	35,502,165
Barbara K. Allen	292,331,311	9,941,203	195,501	35,502,165
Brad S. Anderson	267,722,626	34,547,742	197,647	35,502,165
Michael R. Buchanan	274,755,087	27,510,787	202,141	35,502,165
Michael W. Hewatt	282,415,504	19,849,540	202,971	35,502,165

(2).    Proposal Two: Advisory Vote on the Approval of Executive Compensation. Stockholders approved the Company’s executive compensation based on the following votes.

For	Against	Abstain	Broker Non-Votes
249,393,895	52,567,344	506,776	35,502,165

(3).    Proposal Three: Ratify the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm. Stockholders approved the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2019 based on the following votes.

For	Against	Abstain
336,295,466	1,414,498	260,216

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D.R. Horton, Inc.
Date:	January 23, 2019	By:	/s/ THOMAS B. MONTANO
Thomas B. Montano
Vice President and Secretary

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